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ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO -- (CLASS A, R, K AND I
SHARES)

PROSPECTUS  |  JULY 7, 2011


AllianceBernstein International Focus 40 Portfolio
(Shares Offered-Exchange Ticker Symbol)

 (Class A-AIIAX; Class R-ABFRX; Class K-ABFKX; Class I-ABFIX)



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

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INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

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TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                               Page
SUMMARY INFORMATION...........................................   4

  ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO..........   4

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS AND INVESTMENTS.   7

INVESTING IN THE FUND.........................................  14

  How to Buy Shares...........................................  14

  The Different Share Class Expenses..........................  14

  Distribution Arrangements for Group Retirement Plans........  15

  Payments to Financial Intermediaries........................  15

  How to Exchange Shares......................................  16

  How to Sell or Redeem Shares................................  16

  Frequent Purchases and Redemptions of Fund Shares...........  16

  How the Fund Values Its Shares..............................  18

MANAGEMENT OF THE FUND........................................  19

DIVIDENDS, DISTRIBUTIONS AND TAXES............................  20

GENERAL INFORMATION...........................................  21

GLOSSARY OF INVESTMENT TERMS..................................  22

FINANCIAL HIGHLIGHTS..........................................  23

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION... A-1

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SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                CLASS A  CLASS R CLASS K CLASS I
                                                                                SHARES   SHARES  SHARES  SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                               None    None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                      None    None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                    CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------------------
Management Fees                                                                       1.00%   1.00%   1.00%   1.00%
Distribution and/or Service (12b-1) Fees                                              0.30%   0.50%   0.25%    None
Other Expenses:
  Transfer Agent                                                                      0.09%   0.26%   0.20%   0.12%
  Other Expenses                                                                      0.81%   0.81%   0.81%   0.81%
                                                                                    ------- ------- ------- -------
Total Other Expenses(b)                                                               0.90%   1.07%   1.01%   0.93%
                                                                                    ------- ------- ------- -------
Total Annual Fund Operating Expenses Before Fee Waiver                                2.20%   2.57%   2.26%   1.93%
                                                                                    ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(c)                                          (0.65)% (0.82)% (0.76)% (0.68)%
                                                                                    ------- ------- ------- -------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.55%   1.75%   1.50%   1.25%
                                                                                    ======= ======= ======= =======
-------------------------------------------------------------------------------------------------------------------

(a)In some cases, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information, or SAI.

(b)Total other expenses are based on estimated amounts for the current fiscal year.

(c)The Adviser has agreed to waive its management fees and/or to bear expenses of the Fund through June 30, 2014, to the extent necessary to prevent total Fund operating expenses, on an annualized basis, from exceeding the net expenses reflected in this table. Fees waived and expenses borne by the Adviser may be reimbursed by the Fund through July 6, 2014. No reimbursement payment will be made that would cause the Fund's total annual Fund operating expenses to exceed the total annual Fund operating expenses after fee waiver reflected in the table or cause the total of the payments to exceed the Fund's total initial offering expenses. The fee waiver and/or expense agreement may be terminated by either party after the Fund's first fiscal year upon 60 days' prior written notice.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Fund shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               CLASS A CLASS R CLASS K CLASS I
----------------------------------------------
After 1 Year    $158    $178    $153    $127
After 3 Years   $489    $551    $474    $396
----------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance.

4

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PRINCIPAL STRATEGIES
The Fund pursues its objective by investing primarily in a focused portfolio of 30-50 equity securities of non-U.S. companies. Although the Fund intends to invest substantially all of its assets in non-U.S. issuers under normal circumstances, the Fund may at times invest in U.S. issuers, particularly U.S. issuers whose growth prospects depend, in the Adviser's view, on non-U.S. factors. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

In choosing investments, the Fund pursues an opportunistic investment strategy and is unconstrained by considerations of capitalization range, industry sector or country. The Fund may invest in any company in any type of industry (including real-estate related issuers) and in any type of equity security, listed or unlisted, with the potential for capital appreciation. The Fund may use derivatives, such as options, futures and forwards, to gain exposure to certain non-U.S. markets or to hedge its positions. The Fund may also invest in depositary receipts, rights and warrants, synthetic foreign equity securities, such as various types of warrants used internationally that entitle a holder to buy or sell underlying securities, and convertible securities.

The Adviser employs a "bottom up" investment process that focuses on a company's prospective earnings growth, valuation and quality of management. The Fund does not target particular country or sector weightings. The percentage of the Fund's assets invested in securities of companies in a particular country or industry sector (or denominated in a particular currency) varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company, regardless of general business conditions or movements of the market as a whole. The Fund invests in both developed and emerging market countries.

The Fund may invest in established companies, but also in new and less-seasoned companies. The Fund's investments in companies with smaller capitalizations may offer more reward but may also entail greater risk than is generally true of larger, more established companies.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental analysis and quantitative tools in its stock selection process.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Fund's securities positions when it finds the currency exposure unattractive. The Adviser may also decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase return by using the cash made available by derivative instruments to make other investments in accordance with its investment objective.

The Fund is non-diversified, meaning that it may invest more of its assets in a smaller number of issuers.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the equity markets fluctuate. The value of the Fund's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because these markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value ("NAV").

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's shares.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. REAL ESTATE RISK: The Fund's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or "REITs", may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

.. DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund's NAV.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
Laurent Saltiel, a Senior Vice President of the Adviser, has been the person responsible for day-to-day management of the Fund's portfolio since 2011.

PURCHASE AND SALE OF FUND SHARES
Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary.

TAX INFORMATION
The Fund may pay income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries market and sell shares of the Fund. The Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment.

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Fund's investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Fund's investment practices and additional information about the Fund's risks and investments can be found in the Fund's SAI.

DERIVATIVES
The Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

The Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Fund's investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS--A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Fund's investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. The Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". The Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. OPTIONS--An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Fund's investments in options include the following:

 - Options on Securities. The Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. The Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options. The Fund may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Fund may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, the Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

   If the Fund purchases or writes privately negotiated options on securities, it will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

 - Options on Foreign Currencies. The Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Fund may forfeit the entire amount of the premium plus related transaction costs. The Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. SWAP TRANSACTIONS--A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The Fund's investments in swap transactions include the following:

 - Currency Swaps. The Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

..  OTHER DERIVATIVES AND STRATEGIES--

 - Currency Transactions. The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. The Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which the Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   The Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS
The Fund may invest in depositary receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps the Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Securities and Exchange Commission ("Commission") guidelines, the Fund limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Fund has valued the securities. If the Fund invests in illiquid securities, the Fund may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INVESTMENT IN OTHER INVESTMENT COMPANIES
The Fund may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Fund intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. The Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, the Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

PREFERRED STOCK
The Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REAL ESTATE INVESTMENT TRUSTS
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
The Fund may enter into repurchase agreements in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

The Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS
A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements are subject to the Fund's limitations on borrowings and create leverage risk for the Fund. In addition, reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the purchase price.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
The Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

ADDITIONAL RISK AND OTHER CONSIDERATIONS
Investments in the Fund involve the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

BORROWING AND LEVERAGE
The Fund may use borrowings for investment purposes subject to the applicable statutory or regulatory requirements. Borrowings by the Fund result in leveraging of the Fund's shares. The Fund may also use leverage transactions for investment purposes, subject to the applicable statutory or regulatory requirements, by entering into derivative transactions.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares and the relatively greater effect on the NAV of the shares. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the carrying costs of leveraged transactions or the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. If the carrying costs of leveraged transactions or the interest expense paid on borrowings approach the net return on the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the carrying costs of leveraged transactions or the interest expense paid on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV. In an extreme case, if the Fund's current investment income were not sufficient to meet the carrying costs of leveraged transactions or the interest expense paid on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing its NAV.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Investments in foreign securities may experience greater price volatility and significantly lower liquidity than U.S. portfolios. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank (International Bank for Reconstruction and Development) as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

 Algeria                   Hong Kong                 Poland
 Argentina                 Hungary                   Qatar
 Belize                    India                     Romania
 Brazil                    Indonesia                 Russia
 Bulgaria                  Israel                    Singapore
 Chile                     Jamaica                   Slovakia
 China                     Jordan                    Slovenia
 Colombia                  Kazakhstan                South Africa
 Costa Rica                Lebanon                   South Korea
 Cote D'Ivoire             Malaysia                  Taiwan
 Croatia                   Mexico                    Thailand
 Czech Republic            Morocco                   Trinidad & Tobago
 Dominican Republic        Nigeria                   Tunisia
 Ecuador                   Pakistan                  Turkey
 Egypt                     Panama                    Ukraine
 El Salvador               Peru                      Uruguay
 Guatemala                 Philippines               Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in the securities of companies in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
The Fund will be adversely affected by reductions in the value of foreign currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

The Fund may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Fund's NAV to fluctuate.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

FUTURE DEVELOPMENTS
The Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The Fund is a series of ALLIANCEBERNSTEIN CAP FUND, INC. (the "Fund") with one Board of Directors (the "Board"). The Board may change the Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other policies of the Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, the Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality debt securities. While the Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
A description of the Fund's policies and procedures with respect to the disclosure of Fund's portfolio securities is available in the Fund's SAI.

INVESTING IN THE FUND
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Fund that are offered in this Prospectus. The Fund offers four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below.

HOW TO BUY SHARES
The purchase of the Fund's shares is priced at the next determined NAV after your order is received in proper form.

Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows:

Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and certain related group retirement plans described in the Fund's SAI. Class I shares are also available to certain institutional clients of the Adviser who invest at least $2 million in the Fund.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Effective October 19, 2005, Class I shares were no longer available to AllianceBernstein-sponsored group retirement plan programs known as the "Informed Choice" programs.

REQUIRED INFORMATION
The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number. The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

GENERAL
AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees or CDSCs.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Fund's fee table included in the Summary Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES
The Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is up to:

                               DISTRIBUTION AND/OR SERVICE
                                 (RULE 12B-1) FEE (AS A
                                 PERCENTAGE OF AGGREGATE
                                AVERAGE DAILY NET ASSETS)
----------------------------------------------------------
Class A                                   0.30%
Class R                                   0.50%
Class K                                   0.25%
Class I                                   None

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. Because higher fees mean a higher expense ratio, Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary.

CLASS A SHARES
Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. Purchases of Class A shares by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans may be subject to a 1% CDSC if terminated within one year. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

CLASS R, CLASS K AND CLASS I SHARES
Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
The Fund offers distribution arrangements for group retirement plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and the Fund's SAI. Group retirement plans also may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries market and sell shares of the Fund. These financial intermediaries may receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Fund may pay.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Portfolio offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

ABI may pay financial intermediaries selling Class A shares a fee of up to 1%. Up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

For Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to these classes of shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

  Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2011, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18.0 million. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses" above in the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THE FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Bank of America
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley Smith Barney
  Multi-Financial Securities Corporation
  Northwestern Mutual Investment Services
  PrimeVest Financial Services
  RBC Wealth Management
  Robert W. Baird
  UBS Financial Services
  Wells Fargo Advisors
  Wells Fargo Investments

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange by mail or telephone. In order to receive a day's NAV, AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Fund may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange (the "Exchange") is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading or to identify shareholders en-gaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Since the Fund invests significantly in securities of foreign issuers, it may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in securities of foreign issuers. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Fund may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABI and
   ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account ar-
  rangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUND VALUES ITS SHARES
The Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of March 31, 2011 totaling more than $477 billion (of which over $86 billion represented assets of registered investment companies sponsored by the Adviser). As of March 31, 2011, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 35 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 35 registered investment companies managed by the Adviser, comprising approximately 115 separate investment portfolios, with approximately
3.1 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund will pay the Adviser a fee of 1.00% of the Fund's average daily net assets. The Adviser has agreed to waive its management fees and/or to bear expenses of the Fund through June 30, 2014 to the extent necessary to prevent total Fund operating expenses, on an annualized basis, from exceeding the net expenses reflected in the "Fees and Expenses of the Fund" at the beginning of the Prospectus.

Fees waived and expenses borne by the Adviser may be reimbursed by the Fund through July 6, 2014. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed the net fee percentages set forth in "Fees and Expenses of the Fund" or cause the total of the payments to exceed the Fund's total initial offering expenses.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the ac counts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGER
The day-to-day management of, and investment decisions for, the Fund's portfolio is made by Laurent Saltiel. Mr. Saltiel is a Senior Vice President of the Adviser, with which he has been associated since June 2010. Prior thereto, he was associated with Janus Capital as a portfolio manager since prior to 2006.

Additional information about the portfolio manager may be found in the Fund's
SAI.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Fund, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


The Fund's income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2012, distributions of dividends to the Fund's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, if such distributions are derived from, and designated by the Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations". Other distributions by the Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. The Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Fund's SAI for information on how you will be taxed as a result of holding shares in the Fund.

GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

NON-U.S. COMPANY or NON-U.S. ISSUER is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country,
(ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Financial highlights information is not available because the Fund has not yet commenced operation.

APPENDIX A
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney General requires the Fund to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus, about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first three years) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Fund is the same as stated under "Fees and Expenses of the Fund". If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  162.75    $10,337.25
   2             10,337.25      516.86    10,854.11     168.24     10,685.87
   3             10,685.87      534.29    11,220.16     173.91     11,046.25
   4             11,046.25      552.31    11,598.56     255.17     11,343.39
   5             11,343.39      567.17    11,910.56     262.03     11,648.53
   6             11,648.53      582.43    12,230.96     269.08     11,961.88
   7             11,961.88      598.09    12,559.97     276.32     12,283.65
   8             12,283.65      614.18    12,897.83     283.75     12,614.08
   9             12,614.08      630.70    13,244.78     291.39     12,953.39
   10            12,953.39      647.67    13,601.06     299.22     13,301.84
   --------------------------------------------------------------------------
   Cumulative                $5,743.70               $2,441.86

* Expenses are net of any fee waiver or expense waiver for the first three years. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before fee waiver.

For more information about the Fund, the following documents are available upon request:

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:   AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange Commission ("Commission"):

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.

ON THE INTERNET:  www.sec.gov

You also may find these documents and more information about the Adviser and the Fund on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-07916
                                                             PRO-RTMT-0132-0711

                                    [GRAPHIC]